UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Filing of Form 8-K	May 14, 2004

Date of Report (Date of earliest event reported)	May 14, 2004

nSTOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12895	95-2094565

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Corte Del Cedro, Carlsbad California	92009

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(760) 683-2500

(Former name or former address if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibits
		99.1	Press Release dated May 14, 2004.

Item 9.	Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”.

    The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

    On May 14, 2004, the Registrant, nStor Technologies, Inc., issued a press release (the “Press Release”) announcing its financial results for the first quarter ended March 31, 2004.  A copy of the Press Release is attached as Exhibit 99.1.  The Press Release is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nSTOR TECHNOLOGIES, INC.
(Registrant)

Date: May 14, 2004	By:	/s/ Jack Jaiven

Jack Jaiven
Vice President, Treasurer and
Interim Chief Financial Officer